Exhibit 10.1

SECOND AMENDMENT TO

CONOCOPHILLIPS

KEY EMPLOYEE SUPPLEMENTAL RETIREMENT PLAN

On April 19, 2012, effective as of the “Effective Time” defined in the Employee Matters Agreement by and between ConocoPhillips and Phillips 66 (the “Effective Time”), ConocoPhillips Company (the “Company”) amended and restated the Key Employee Supplemental Retirement Plan (“KESRP”) for the benefit of certain employees of the Company and its affiliates. On July 20, 2015, effective September 1, 2015, the Company adopted the First Amendment to ConocoPhillips Key Employee Supplemental Retirement Plan.

The Company desires to amend the KESRP by amending Schedule B, effective April 1, 2016.

Pursuant to the foregoing, the KESRP is hereby amended as follows, effective April 1, 2016:

1.	Schedule B is hereby amended by adding the following employee to the end thereof:

Executed March 14, 2016

For ConocoPhillips Company

/s/ James D. McMorran
James D. McMorran
Vice President, Human Resources and Real Estate & Facilities Services

1